Exhibit 99.2

Page ? 1 Volume and Market Share EPS Analysis Revenue and Gross Margin Note: Unless otherwise noted, information is presented on a GAAP basis Note: Q1'08 actual EPS reflects the acquisition of Komag, Inc. and a one-time net tax charge of $60M. Q2'09 includes restructuring charge of $113M (r) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY08 FY08 FY08 FY08 FY09 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 FY11 FY11 FY11 TAM 133.6 143.7 131.6 131.9 145.8 123.8 111.4 135.4 152.4 160.4 163.3 156.2 164.0 167.5 159.5 165.6 Share 22.0% 23.9% 26.3% 26.7% 27.0% 28.6% 28.3% 29.5% 28.9% 30.9% 31.3% 31.8% 30.9% 31.2% 31.2% 32.5% Units (HDD) 29.4 34.2 34.5 35.2 39.4 35.5 31.6 40.0 44.1 49.5 51.1 49.7 50.7 52.2 49.8 53.8 ASP $59 $61 $59 $56 $53 $51 $50 $48 $49 $52 $51 $47 $46 $47 $45 $44 Revenue $1,766 $2,204 $2,111 $1,993 $2,109 $1,823 $1,592 $1,928 $2,208 $2,619 $2,641 $2,382 $2,396 $2,475 $2,252 $2,403 Gross Margin $323 $513 $477 $425 $424 $290 $253 $370 $514 $687 $665 $535 $437 $475 $410 $469 Gross Margin % 18.3% 23.3% 22.6% 21.3% 20.1% 15.9% 15.9% 19.2% 23.3% 26.2% 25.2% 22.5% 18.2% 19.2% 18.2% 19.5% R&D $91 $122 $123 $128 $133 $119 $125 $132 $142 $154 $160 $154 $167 $169 $179 $188 SG&A $48 $59 $56 $56 $57 $42 $49 $52 $53 $60 $64 $61 $59 $66 $63 $76 Other $49 $ - $ - $ - $ - $113 $18 ($23) $ - $ - $ - $27 $ - $ - $10 $33 Total Operating Expenses $188 $181 $179 $184 $190 $274 $192 $161 $195 $214 $224 $242 $226 $235 $252 $297 Operating Income $135 $332 $298 $241 $234 $16 $61 $209 $319 $473 $441 $293 $211 $240 $158 $172 Net Income $69 $305 $280 $213 $211 $14 $50 $196 $288 $429 $400 $265 $197 $225 $146 $158 EPS $0.31 $1.35 $1.23 $0.94 $0.93 $0.06 $0.22 $0.86 $1.25 $1.85 $1.71 $1.13 $0.84 $0.96 $0.62 $0.67 Diluted Shares Outstanding 224 226 227 227 226 224 226 227 230 232 234 235 234 235 236 237 Top 10 Customers Revenue 46% 47% 48% 53% 51% 49% 47% 52% 56% 55% 51% 52% 50% 48% 49% 53% Revenue by Channel OEM 50% 48% 50% 57% 56% 57% 48% 54% 52% 48% 49% 54% 50% 45% 47% 55% Distributors 31% 34% 34% 24% 26% 21% 30% 29% 31% 30% 33% 29% 32% 33% 33% 29% Retail 19% 18% 16% 19% 18% 22% 22% 17% 17% 22% 18% 17% 18% 22% 20% 16% Revenue by Geography Americas 34% 32% 28% 29% 23% 23% 26% 24% 22% 25% 24% 25% 23% 22% 22% 20% Europe 33% 32% 31% 25% 29% 29% 28% 22% 22% 25% 24% 21% 23% 25% 24% 20% Asia 33% 36% 41% 46% 48% 48% 46% 54% 56% 50% 52% 54% 54% 53% 54% 60% Compute Units Notebook 4.785 7.134 8.819 9.878 12.411 11.187 7.932 14.670 16.528 17.735 17.072 16.802 16.582 17.385 16.227 16.867 Desktop 16.674 18.331 17.834 15.863 17.484 14.225 14.659 16.349 18.282 19.290 21.461 20.282 20.918 20.411 20.118 22.348 Non-Compute Units Consumer Electronics 3.707 4.077 3.109 4.097 3.913 4.128 3.487 3.666 3.064 4.083 4.643 5.306 5.239 4.709 4.765 6.459 Branded 2.910 3.390 3.456 4.081 4.396 4.918 4.512 3.994 4.539 6.219 5.565 5.005 5.678 7.427 6.404 5.672 Enterprise Units 1.281 1.280 1.324 1.266 1.203 1.005 0.973 1.308 1.669 2.170 2.356 2.346 2.319 2.284 2.318 2.463 Total HDD Units 29.357 34.212 34.542 35.185 39.407 35.463 31.563 39.987 44.082 49.497 51.097 49.741 50.736 52.216 49.832 53.809 Amounts in millions; except per share amounts,ASP, percentages. Revenue by Geography Rolling Four Quarters Ending Q4 FY08 Revenue by Geography Rolling Four Quarters Ending Q4 FY11 (CHART) (CHART) Asia 55% Europe 23% Americas 22% (CHART) Asia 39% Europe 30% Americas 31% (CHART) (CHART) (CHART)

Page ? 2 (r) Free Cash Flow Return on Assets R&D and Capital Expenditures Gross vs. Net Cash & Cash Equivalents Business Model Gross Margin 18%-23%Operating Expense 9%-10%Operating Income 8%-14%Tax 6%-9% of Income Before TaxCapital Expenditures 7%-8% Inventory Turns 12-16 TurnsConversion Cycle 4-8 Days Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY08 FY08 FY08 FY08 FY09 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 FY11 FY11 FY11 Cash and Cash Equivalents $651 $917 $917 $1,104 $1,213 $1,376 $1,579 $1,794 $2,056 $2,435 $2,826 $2,734 $2,858 $3,110 $3,230 $3,490 Debt $1,018 $775 $514 $509 $507 $504 $502 $482 $463 $444 $425 $400 $375 $350 $325 $294 Net Cash and Cash Equivalents ($367) $142 $403 $595 $706 $872 $1,077 $1,312 $1,593 $1,991 $2,401 $2,334 $2,483 $2,760 $2,905 $3,196 Cash Flow From Operations $219 $519 $431 $229 $301 $300 $355 $349 $434 $557 $588 $363 $390 $505 $313 $447 Free Cash Flow $56 $350 $294 $83 $139 $160 $249 $238 $258 $358 $411 $178 $190 $255 $138 $294 Capital Expenditures $163 $169 $137 $146 $162 $140 $106 $111 $176 $199 $177 $185 $200 $250 $175 $153 Depreciation and Amortization $78 $111 $111 $113 $117 $122 $119 $122 $121 $126 $128 $134 $150 $151 $151 $150 EBITDA $213 $443 $409 $354 $351 $138 $180 $331 $440 $599 $569 $427 $361 $391 $309 $322 Accounts Receivable, Net $985 $1,086 $1,014 $1,010 $1,082 $926 $824 $926 $1,131 $1,365 $1,257 $1,256 $1,325 $1,250 $1,171 $1,206 Inventory Raw Materials $165 $171 $153 $144 $129 $124 $104 $97 $96 $102 $115 $159 $155 $141 $151 $172 Work in Process $145 $131 $131 $145 $168 $159 $152 $154 $173 $212 $254 $255 $266 $274 $260 $263 Finished Goods $151 $157 $171 $167 $180 $163 $129 $125 $126 $139 $138 $146 $140 $153 $163 $142 Inventory, Net $461 $459 $455 $456 $477 $446 $385 $376 $395 $453 $507 $560 $561 $568 $574 $577 Property, Plant and Equipment, Net $1,516 $1,560 $1,529 $1,668 $1,674 $1,620 $1,570 $1,584 $1,625 $1,696 $1,756 $2,159 $2,245 $2,277 $2,249 $2,224 Accounts Payable $1,106 $1,216 $1,144 $1,181 $1,215 $1,075 $1,001 $1,101 $1,342 $1,507 $1,508 $1,507 $1,703 $1,628 $1,486 $1,545 Days Sales Outstanding 51 45 44 46 47 46 47 47 47 47 43 48 50 46 47 46 Days Inventory Outstanding 29 25 25 27 26 27 26 24 21 21 23 28 26 26 28 27 Days Payables Outstanding 70 66 64 69 66 64 68 69 72 71 69 74 79 74 73 73 Cash Conversion Cycle 10 4 5 4 7 9 5 2 (4) (3) (3) 2 (3) (2) 2 - Inventory Turns 13 15 14 14 14 14 14 15 17 17 16 13 14 14 13 13 Shares Repurchased 0.8 - 1.5 - 1.2 - - - - - - - 1.8 - - - Shares Repurchased $ $16 $ - $44 $ - $36 $ - $ - $ - $ - $ - $ - $ - $50 $ - $ - $ - Remaining Amount Authorized $46 $46 $502 $502 $466 $466 $466 $466 $466 $466 $466 $466 $416 $416 $416 $416 R4Q ROIC 27.3% 31.4% 33.8% 34.0% 33.5% 22.9% 14.9% 13.9% 15.3% 24.9% 31.2% 30.2% 26.4% 21.1% 15.6% 13.2% R4Q ROA 16.4% 19.0% 20.7% 21.2% 21.1% 14.7% 9.8% 9.2% 10.4% 17.0% 21.2% 20.7% 18.1% 14.6% 10.9% 9.2% Worldwide Headcount 41,263 42,534 41,876 50,072 51,409 50,838 43,898 45,991 52,208 55,128 61,803 62,500 62,817 62,991 61,349 65,431 Balance sheet, cash flows, earnings and share repurchase amounts in millions (CHART) (CHART) (CHART) (CHART) Note: Unless otherwise noted, information is presented on a GAAP basis

Footnotes

1. FY08 and Q1 FY11 ASP, Revenue by Channel and Revenue by Geography exclude external sales of media/substrates
2. Unit volume excludes WD TV Media Players without hard drives, WD Livewire, SSD and media
3. Worldwide Headcount excludes temporary employees

Formulas

Share = Units / TAM

ASP = Revenue / Units

Free Cash Flow = Cash Flow from Operations – Capital Expenditures

EBITDA = Net income + Interest Expense + Income Tax Expense + Depreciation and Amortization

Days Sales Outstanding (DSO) = Accounts Receivable / (Revenue / 91 days)

Days Inventory Outstanding (DIO) = Inventory / (Cost of Revenue / 91 days)

Days Payables Outstanding (DPO) = Accounts Payable / (Cost of Revenue / 91 days)

Cash Conversion Cycle = DSO + DIO – DPO

Inventory Turns = 364 days / DIO

R4Q ROIC = R4Q (Net Income from Continuing Operations + Interest Expense) / R4Q Average (Equity + Debt)

R4Q ROA = R4Q Net Income from Continuing Operations / R4Q Average Total Assets

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Non-GAAP Financial Measures

Free Cash Flow: Free cash flow is a non-GAAP financial measure defined as cash flows from operations less capital expenditures. We consider free cash flow to be useful as an indicator of our overall liquidity, as the amount of free cash flow generated in any period is representative of cash that is available for strategic opportunities including, among others, investing in the Company's business, making strategic acquisitions, strengthening the balance sheet, repaying debt and repurchasing stock. We also believe that free cash flow is one of several benchmarks used by investors for comparison of our liquidity with other companies in our industry, although our measure of free cash flow may not be directly comparable to similar measures reported by other companies. Free cash flow should not be construed as an alternative to cash flows from operations or other cash flow measurements determined in accordance with GAAP.

EBITDA: EBITDA is a non-GAAP financial measure defined as net income before interest, income tax expense, depreciation and amortization. We include information concerning EBITDA because we believe it is a useful measure to evaluate our operating performance. As a measure of our operating performance, we believe EBITDA provides a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income as defined by GAAP and it should not be considered as an alternative to that measure in evaluating operating performance.

	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	Q1 FY09	Q2 FY09	Q3 FY09	Q4 FY09	Q1 FY10	Q2 FY10	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11
Reconciliation of Cash Flows from Operations to Free Cash Flow																
Cash Flows from Operations	$219	$519	$431	$229	$301	$300	$355	$349	$434	$557	$588	$363	$390	$505	$313	$447
Capital Expenditures	(163)	(169)	(137)	(146)	(162)	(140)	(106)	(111)	(176)	(199)	(177)	(185)	(200)	(250)	(175)	(153)
Free Cash Flow	$56	$350	$294	$83	$139	$160	$249	$238	$258	$358	$411	$178	$190	$255	$138	$294
Reconciliation of Net Income to EBITDA																
Net Income	$69	$305	$280	$213	$211	$14	$50	$196	$288	$429	$400	$265	$197	$225	$146	$158
Interest Expense	(3)	16	8	4	4	9	3	2	2	2	1	1	-	1	(1)	2
Income Tax Expense	69	11	10	24	19	(7)	8	11	29	42	40	27	14	14	13	12
Depreciation and Amortization	78	111	111	113	117	122	119	122	121	126	128	134	150	151	151	150
EBITDA	$213	$443	$409	$354	$351	$138	$180	$331	$440	$599	$569	$427	$361	$391	$309	$322

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